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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):        October 29, 2003
                                                  -----------------------------



                            BANCINSURANCE CORPORATION
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             (Exact name of registrant as specified in its charter)



             OHIO                        0-8738                 31-0790882
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  (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)



          250 EAST BROAD STREET, 10TH FLOOR, COLUMBUS, OHIO       43215
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               (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code       (614) 228-2800
                                                   ----------------------------



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          (Former name or former address, if changed since last report)







                         Index to Exhibits is on Page 3.



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Item 7.     Financial Statements and Exhibits

            (a)   None required.

            (b)   None required.

            (c)   Exhibits.

                  99.1    Press Release issued October 29, 2003

Item 12.    Results of Operations and Financial Condition

            On October 29, 2003, Bancinsurance Corporation issued a press release reporting results of operations for the three months and nine months ended September 30, 2003. A copy of the press release is attached hereto as
Exhibit 99.1.

            The information in this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as otherwise stated in such filing.




                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANCINSURANCE CORPORATION



Date:  October 29, 2003            By:   /s/ Si Sokol
       ----------------                -----------------------------------------
                                       Si Sokol, Chairman and Chief Executive
                                       Officer














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                                INDEX TO EXHIBITS





Exhibit Number                        Description
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99.1                  Press Release issued October 29, 2003




























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